Visa Inc. Fiscal Fourth Quarter 2017 Financial Results October 25, 2017 EXHIBIT 99.2

Fiscal Fourth Quarter 2017 Financial Results2 This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that relate to, among other things, our future operations, prospects, developments, strategies, business growth and financial outlook for fiscal full-year 2018. Forward-looking statements generally are identified by words such as "believes," "estimates," "expects," "intends," "may," "projects," “outlook”, "could," "should," "will," "continue" and other similar expressions. All statements other than statements of historical fact could be forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond our control and are difficult to predict. Actual results could differ materially from those expressed in, or implied by, our forward-looking statements due to a variety of factors, including, but not limited to: • increased oversight and regulation of the global payments industry and our business; • impact of government-imposed restrictions on payment systems; • outcome of tax, litigation and governmental investigation matters; • increasingly intense competition in the payments industry, including competition for our clients and merchants; • proliferation and continuous evolution of new technologies and business models; • our ability to maintain relationships with our clients, merchants and other third parties; • brand or reputational damage; • management changes; • impact of global economic, political, market and social events or conditions; • exposure to loss or illiquidity due to settlement guarantees; • uncertainty surrounding the impact of the United Kingdom’s withdrawal from the European Union; • cyber security attacks, breaches or failure of our networks; • failure to maintain interoperability with Visa Europe’s systems; • our ability to successfully integrate and manage our acquisitions and other strategic investments; and • other factors described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended September 30, 2016, and our subsequent reports on Forms 10-Q and 8-K. Except as required by law, we do not intend to update or revise any forward-looking statements as a result of new information, future events or otherwise. Forward-Looking Statements

Fiscal Fourth Quarter 2017 Financial Results3 Strong Fiscal Fourth Quarter Results Returned approximately $2.1 billion of capital to shareholders in the form of share repurchases and dividends GAAP net income of $2.1 billion or $0.90 per share Net operating revenues of $4.9 billion, an increase of 14%, driven by continued growth in payments volume, cross- border volume and processed transactions

Fiscal Fourth Quarter 2017 Financial Results4 Quarter ended June – Excludes Europe Co-badge Payments Volume* Payments Volume US$ in billions, nominal, except percentages INTL 600 INTL 1,025 INTL 476 INTL 607 INTL 123 INTL 417 U.S. 749 U.S. 840 U.S. 375 U.S. 446 U.S. 374 U.S. 393 1,349 1,864 852 1,053 497 811 INTL = International Total Visa Inc. Credit Debit YOY Change (constant) 39% 25% 62% YOY Change (nominal) 24% 63%38% Note: 2016 data does not include Visa Europe payments volume. On occasion, previously submitted volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes and totals are calculated based on unrounded numbers. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance. 2016 2017 * As a result of EU regulation changes, effective with the quarter ended December 31, 2016, Europe co-badge volume is no longer included in reported volume.

Fiscal Fourth Quarter 2017 Financial Results5 Quarter ended September – Excludes Europe Co-badge Payments Volume* Current quarter payments volume and other select metrics are provided in the operational performance data supplement in the earnings release to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter. Payments Volume US$ in billions, nominal, except percentages YOY Change (constant) 10% 9% 11% YOY Change (nominal) 8% 13%10% Note: On occasion, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes and totals are calculated based on unrounded numbers. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance. INTL 420 INTL 09 U.S. 575 U.S. 631 U.S. 277 U.S. 313 INTL 983 INTL 1,093 INTL 601 INTL 646 INTL 382 INTL 447 U.S. 768 U.S. 836 U.S. 409 U.S. 449 U.S. 359 U.S. 388 1,751 1,930 1,010 1,095 741 835 INTL = International Total Visa Inc. Credit Debit 2016 2017 * As a result of EU regulation changes, effective with the quarter ended December 31, 2016, Europe co-badge volume is no longer included in reported volume. For comparative purposes, 2016 data has been adjusted to exclude co-badge payments volume.

Fiscal Fourth Quarter 2017 Financial Results6 Quarter ended September – Excludes Europe Co-badge from Total Transactions* Transactions in millions, except percentages Note: Total transactions represent payments and cash transactions as reported by Visa clients on their operating certificates. On occasion, previously submitted transaction information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes and totals are calculated based on unrounded numbers. Processed transactions represent transactions involving Visa, Visa Electron, Interlink, V PAY and PLUS cards processed on Visa’s networks. Credit 38% YOY Change 10% 13% Debit 62% Credit 38% 65% Debit 65% Debit 35% Credit 35% Credit 39,183 43,100 25,921 29,180 Processed TransactionsTotal Transactions 2016 2017 * As a result of EU regulation changes, effective with the quarter ended December 31, 2016, Europe co-badge transactions are no longer included in total transactions. For comparative purposes, 2016 data has been adjusted to exclude co-badge transactions within the total transactions.

Fiscal Fourth Quarter 2017 Financial Results7 Quarter ended June Total Cards in millions, except percentages 2,505 891 1,614 3,188 1,069 2,118 Visa Inc. Credit Debit Note: 2016 data does not include Visa Europe cards. The data presented is based on results reported quarterly by Visa clients on their operating certificates. Estimates may be utilized if data is unavailable. On occasion, previously submitted card information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. YOY Change 20% 31%27% 2016 2017

Fiscal Fourth Quarter 2017 Financial Results8 5,254 (993) 4,261 6,201 (1,346) 4,855 Gross Revenues Client Incentives Net Operating Revenues Fiscal 2016 Fiscal 2017 Revenue – Q4 2017 US$ in millions, except percentages YOY Change 36% 14%18% Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. 19% 22% Client Incentives as a % of Gross Revenue 3ppt

Fiscal Fourth Quarter 2017 Financial Results9 Revenue Detail – Q4 2017 US$ in millions, except percentages 1,768 1,779 1,489 218 2,116 2,067 1,792 226 Service Revenues Data Processing Revenues International Transaction Revenues Other Revenues Fiscal 2016 Fiscal 2017 YOY Change 16% 20%20% 3% Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.

Fiscal Fourth Quarter 2017 Financial Results10 Operating Margin – Q4 2017 US$ in millions, except percentages 1,636 2,625 1,526 2,735 1,643 3,212 Reported GAAP Fiscal 2016 Adjusted non-GAAP Fiscal 2016 Reported GAAP Fiscal 2017 62% 64% 66% Note: Adjusted non-GAAP financial measures exclude the impact of certain significant items related to the acquisition of Visa Europe in fourth quarter of fiscal 2016. There were no comparable adjustments for fourth quarter of fiscal 2017. Refer to the accompanying financial tables for further details and a reconciliation of the non-GAAP measures presented. Operating margin is calculated as operating income divided by net operating revenues. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. 8% 17%N/A 2 ppt 14% 22%0% 5 ppt YOY Change (Reported GAAP) YOY Change (Adjusted non-GAAP) 4,261 4,855 Net Operating Revenue Operating Income Operating Expenses Operating Margin N/A – Not applicable, as there were no non-GAAP adjustments

Fiscal Fourth Quarter 2017 Financial Results11 Operating Expenses – Q4 2017 US$ in millions, except percentages 690 580 655 Reported GAAP Fiscal 2016 Adjusted non-GAAP Fiscal 2016 Reported GAAP Fiscal 2017 Personnel Note: Adjusted non-GAAP financial measures exclude the impact of certain significant items related to the acquisition of Visa Europe in fourth quarter of fiscal 2016. There were no comparable adjustments for fourth quarter of fiscal 2017. Refer to the accompanying financial tables for further details and a reconciliation of the non-GAAP measures presented. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. 4%(4%) 27% 4% 5%YOY Change(Reported GAAP) (5%) NM YOY Change (Adjusted non-GAAP) 13% N/A N/A N/A N/AN/A N/A 300 161 113 141 230 1 290 167 144 147 238 2 Marketing Network & Processing Professional Fees Depreciation & Amortization General & Administrative Litigation Provision NM - Not meaningful N/A – Not applicable, as there were no non-GAAP adjustments

Fiscal Fourth Quarter 2017 Financial Results12 Other Financial Results and Highlights • Cash, cash equivalents and available-for-sale investment securities of $15.3 billion at the end of the fiscal fourth quarter • Adjusted free cash flow of $2.6 billion for the fiscal fourth quarter • Capital expenditures of $195 million during the fiscal fourth quarter See appendix for reconciliation of adjusted free cash flow to the closest comparable U.S. GAAP financial measure.

Fiscal Fourth Quarter 2017 Financial Results13 Financial Outlook for Fiscal Full-Year 2018 Annual net revenue growth High single digits on a nominal dollar basis, with approximately 0.5 to 1 ppt of positive foreign currency impact Client incentives as a percentage of gross revenues 21.5% to 22.5% range Annual operating expense growth Mid-single digits adjusted for special items in fiscal 2017 (see note below) Annual operating margin High 60s Effective tax rate About 29% Annual diluted class A common stock earnings per share growth Mid-40’s on a GAAP nominal dollar basis and high end of mid-teens on an adjusted, non-GAAP nominal dollar basis (see note below), both including approximately 1 to 1.5 ppts of positive foreign currency impact Note: The financial outlook for fiscal full-year 2018 includes Visa Europe integration expenses of approximately $60 million for the full-year. Annual operating expense growth is derived from adjusted full-year 2017 operating expenses of $6.0 billion. Annual adjusted diluted class A common stock earnings per share growth is derived from adjusted full-year 2017 earnings per share results of $3.48. Refer to the accompanying financial tables for further details and a reconciliation of the adjusted fiscal full-year 2017 results.

Appendix

Fiscal Fourth Quarter 2017 Financial Results15 Calculation of Adjusted Free Cash Flow US$ in millions A- Management believes that presentation of adjusted free cash flow is useful to measure the Company’s generation of cash available to first re-invest in the business and then return excess cash to shareholders through stock buybacks and cash dividends. During the three months ended September 30, 2017, the Company generated adjusted free cash flow of $2.6 billion, and returned $2.1 billion to investors through stock buybacks of $1.7 billion, and dividends paid of $390 million. During the twelve months ended September 30, 2017, the Company generated adjusted free cash flow of $8.5 billion, and returned $8.5 billion to investors through stock buybacks of $6.9 billion, and dividends paid of $1.6 billion. The Company defines adjusted free cash flow as cash provided by operating activities adjusted to reflect capital investments made in the business. Adjusted free cash flow is a non-GAAP performance measure and should not be relied upon as a substitute for measures calculated in accordance with U.S. GAAP. The following table reconciles as-reported net cash provided by operating activities to non-GAAP adjusted free cash flow.